[LOGO]

                                     HODGES
                                      FUND

                     Quietly & Consistently Growing Assets








                                 ANNUAL REPORT

                               For the Year Ended
                                 March 31, 2000

                                     [LOGO]


Dear Shareholders,

With March 31 marking the Hodges Fund's fiscal year-end, we thought it appropriate to communicate how we have done through that date.

As you may recall, our discipline since inception has been to keep a balance in the portfolio among large, small and mid-cap sized companies. Balance is also provided through our investments in a mix of companies, from ones that are growing very rapidly and on the leading edge of the changing new economy, to investments in core growth companies that have consistently experienced above average growth for an extended period of time. Our third area of investment is in companies that for one reason or another are temporarily out of favor, but which excite us with their recovery potential and what we view as a likelihood of being rediscovered by investors.

This portfolio blend has served us well in the past. The following returns are through March 31, 2000. Since inception, October 9, 1992, the Hodges Fund cumulative total return is 272.39% for an average annual return of 19.28%. Our average annual return the past 12 months is 14.13%. Cumulative returns for the three and five-year periods are 95.27% and 195%, or average annual returns of 25.04% and 24.20%, respectively.

Another important plus when considering the Hodges Fund is that we concentrate all of our energies on this one mutual fund, providing the portfolio with a high degree of focus and attention.

A glimpse of what has taken place this first quarter, we believe confirms our philosophy of not being just a growth fund or a high-tech fund or even a contrarian fund, but rather a combination of all of the above. Our high-tech stocks have performed well, but may be losing some of their feverish activity. Our blue chip and core growth stocks have begun to show life again, as have some of our value and contrarian stocks. We are optimistic that some of our out-of-favor stocks have the potential to significantly contribute to what we hope will be rising Net Asset Value over the coming months.

Be assured that we are sensitive to your investment goals and that we are dedicated to the task of effectively competing with the other funds available today. If you have questions or would like additional information on the Hodges Fund, please let us hear from you. If you have friends or family members who you think would like to receive a prospectus on the Hodges Fund, please let us know.

/s/ Don Hodges                      /s/ Craig Hodges

Don Hodges                          Craig Hodges

                          Average Annual Total Return
                          Period Ended March 31, 2000

                      1 Year...................... 14.13%
                      5 Year...................... 24.20%
                      Since Inception (10/9/92)... 19.28%


                                  HODGES FUND
                   Value of $10,000 vs S&P 400 Midcap Index,
                   Russell 2000 Index and Wilshire 4500 Index

                     Hodges          S&P 400         Russell         Wilshire
        Qtr           Fund        Midcap w/inc.     2000 w/inc.     4500 w/inc.
        ---           ----        -------------     -----------     -----------
      10/9/92        10,000          10,000           10,000          10,000
      3/31/93        11,493          11,541           12,280          11,631
      9/30/93        11,608          12,404           13,647          12,672
      3/31/94        11,518          12,250           13,627          12,345
      9/30/94        11,454          12,603           14,004          12,789
      3/31/95        12,624          13,270           14,379          13,412
      9/30/95        15,268          15,850           17,280          16,201
      3/31/96        16,704          17,067           18,556          17,626
      9/30/96        17,849          18,069           19,550          18,835
      3/31/97        19,071          18,879           19,504          18,689
      9/30/97        25,986          25,135           26,039          24,883
      3/31/98        26,942          28,137           27,698          27,372
      9/30/98        22,558          23,550           21,087          21,883
      3/31/99        32,630          28,264           23,196          26,599
      9/30/99        28,276          29,555           25,108          27,835
      3/31/00        37,239          39,028           31,846          39,690

Past performance is not predictive of future performance. Sales load is not reflected in the graph and total return table presented above. Effective April 20, 1999 the Fund no longer imposed a sales load.

The S&P 400 Midcap Index is comprised of 400 domestic stocks chosen for market size liquidity and industry group representation. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Wilshire 4500 Index measures the performance of all U.S. headquartered equity securities with readily available price data, with the exception of the S&P 500 securities. The indices are unmanaged and returns include reinvested dividends.

                                  HODGES FUND

SCHEDULE OF INVESTMENTS at March 31, 2000

 Shares                                                               Value
--------------------------------------------------------------------------------

          COMMON STOCKS: 92.9%

          AIRLINES: 3.7%
 16,000   AMR Corporation*                                         $    510,000
 45,000   Southwest Airlines Co                                         936,563
                                                                    -----------
                                                                      1,446,563
                                                                    -----------
          AUTOMOTIVE: 1 3%
  6,000   General Motors Corporation                                    496,875
                                                                    -----------
          BIO-TECHNOLOGY: 1 4%
 15,000   Genelabs Technologies, Inc *                                   92,813
  5,000   Tularik, Inc *                                                154,375
  5,000   ViroPharma, Inc *                                             306,563
                                                                    -----------
                                                                        553,751
                                                                    -----------
          CLOTHING: 0 7%
 20,000   Cutter & Buck Inc *                                           268,750
                                                                    -----------
          COMMUNICATION: 4 1%
  8,000   EchoStar Communications Corp *                                632,000
  8,000   JDS Uniphase Corporation*                                     964,500
                                                                    -----------
                                                                      1,596,500
                                                                    -----------
          COMPUTERS, SOFTWARE AND TECHNOLOGY: 31 6%
 15,000   Cabletron Systems, Inc *                                      439,688
  2,500   Juniper Networks, Inc *                                       658,906
 10,000   Microsoft Corporation*                                      1,062,500
  6,000   Network Appliance, Inc *                                      496,500
200,000   ODS Networks, Inc *                                         4,800,000
 10,000   Oracle Corporation*                                           780,625
 40,000   Perot Systems Corp , Class A*                                 805,000
 25,000   Sun Microsystems, Inc *                                     2,342,578
150,500   Tyler Technologies, Inc *                                     893,594
                                                                    -----------
                                                                     12,279,391
                                                                    -----------
          CONSTRUCTION AND MATERIALS: 5 4%
 60,000   Encore Wire Corp *                                            431,250
 70,000   NCI Building Systems, Inc *                                 1,316,875
 23,001   Palm Harbor Homes, Inc *                                      353,640
                                                                    -----------
                                                                      2,101,765
                                                                    -----------
          CONSUMER PRODUCTS: 0 9%
287,500   Pentech International, Inc *                              $   359,375
                                                                    -----------
          ENTERTAINMENT: 5 9%
100,000   Grand Adventures Tour & Travel Publishing Corp *              500,000
 20,000   International Speedway Corporation, Class A                   898,750
 35,000   Speedway Motorsports, Inc *                                   872,812
                                                                    -----------
                                                                      2,271,562
                                                                    -----------
          FINANCIAL: 6 7%
  2,000   Capital Southwest Corp                                        109,500
 25,000   Charles Schwab Corp                                         1,420,312
 35,000   E*Trade Group, Inc *                                        1,054,375
                                                                    -----------
                                                                      2,584,187
                                                                    -----------
          FOOD: 4 6%
 40,000   Starbucks Corporation*                                      1,792,500
                                                                    -----------
          INTERNET: 6 5%
 25,000   America Online, Inc *                                       1,681,250
  2,500   VerticalNet, Inc *                                            340,000
  3,000   Yahoo! Inc *                                                  514,125
                                                                    -----------
                                                                      2,535,375
                                                                    -----------
          MACHINERY: 0 6%
 50,000   CMI Corp , Class A                                            228,125
                                                                    -----------
          REITS: 0 7%
100,000   Prison Realty Trust, Inc                                      287,500
                                                                    -----------
          RETAIL: 8 8%
270,400   Calloway's Nursery, Inc *                                     371,800
 30,000   The Home Depot, Inc                                         1,935,000
 20,000   Wal-Mart Stores, Inc                                        1,110,000
                                                                    -----------
                                                                      3,416,800
                                                                    -----------
          SEMICONDUCTOR: 7 0%
 10,000   Cypress Semiconductor Corporation*                            493,125
  2,500   Micron Technology, Inc *                                      315,000
 12,000   Texas Instruments, Incorporated*                            1,920,000
                                                                    -----------
                                                                      2,728,125
                                                                    -----------

                                  HODGES FUND

 Shares                                                               Value
--------------------------------------------------------------------------------
          SERVICE: 2 0%
200,000   The Dwyer Group, Inc *                                    $   575,000
 20,000   Wackenhut Corrections Corporation*                            192,500
                                                                    -----------
                                                                        767,500
                                                                    -----------
          VENTURE CAPITAL: 1 0%
100,000   Massey Burch Venture Fund I, L P *                            397,072
                                                                    -----------
Total Common Stocks (Cost $23,008,066)                               36,111,716
                                                                    -----------

Contracts
--------------------------------------------------------------------------------
          LONG EQUITY OPTIONS: 3 5%
          Common Stocks/Expiration Date/Exercise Price

    100   AMR Corporation/Apr, 60 Call                                   18,750
    200   Costco Wholesale Corp /Apr, 35 Call                           350,000
    100   E*Trade Group, Inc /Apr, 22 5 Call                             71,875
    200   E*Trade Group, Inc /Apr, 20 Call                              190,000
    100   E*Trade Group, Inc /Apr, 15 Call                              145,000
     50   International Business Machines Corp /Apr, 90 Call            140,625
    100   Knight/Trimark Group Inc /Apr, 22 5 Call                      276,250
    100   Knight/Trimark Group Inc /May, 40 Call                        125,000
     50   Taiwan Semiconductor Manufacturing Co ,
            Ltd /Apr, 50 Call                                            44,375
                                                                    -----------
Total Long Equity Options (Cost $1,171,738)                           1,361,875
                                                                    -----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

          SHORT-TERM INVESTMENT: 2 5%
          Money Market Investment: 2 5%
$960,341  Firstar Stellar Treasury Fund (Cost $960,341)             $   960,341
                                                                    -----------
          Total Investment in Securities
            (Cost $25,140,145+): 98 9%                               38,433,932
          Other Assets less Liabilities: 1 1%                           410,474
                                                                    -----------
          Net Assets: 100 0%                                        $38,844,406
                                                                    ===========

* Non-income producing security

+ At March 31, 2000, the basis of investments for federal income tax purposes was $25,355,308 Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation                             $13,981,982
          Gross unrealized depreciation                               (903,358)
                                                                    -----------
          Net unrealized appreciation                               $13,078,624
                                                                    ===========

See accompanying Notes to Financial Statements.

                                  HODGES FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2000

ASSETS
  Investments in securities, at value (cost $25,140,145) ......    $ 38,433,932
  Receivables:
     Securities sold ..........................................       1,601,043
     Fund shares sold .........................................          44,168
     Dividends and interest ...................................           3,249
  Prepaid expenses and other assets ...........................          15,228
                                                                   ------------
        Total assets ..........................................      40,097,620
                                                                   ------------

LIABILITIES
  Payables:
     Securities purchased .....................................         609,718
     Due to custodian .........................................         549,090
     Advisory fees ............................................          28,664
     Distribution fees ........................................          22,625
     Administration fees ......................................           7,562
     Fund shares redeemed .....................................           4,882
  Accrued expenses ............................................          30,673
                                                                   ------------
        Total liabilities .....................................       1,253,214
                                                                   ------------

  NET ASSETS ..................................................    $ 38,844,406
                                                                   ============

  NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE
     ($38,844,406/2,136,290 shares outstanding; unlimited
     number of shares authorized without par value) ...........    $      18.18
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 25,819,337
  Accumulated net realized loss on investments ................        (268,718)
  Net unrealized appreciation on investments ..................      13,293,787
                                                                   ------------
        Net assets ............................................    $ 38,844,406
                                                                   ============

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2000

INVESTMENT INCOME
  Income
     Dividends .................................................    $   290,257
     Interest ..................................................         49,067
     Other .....................................................          1,008
                                                                    -----------
        Total income ...........................................        340,332
                                                                    -----------

  Expenses
     Advisory fees .............................................        296,411
     Distribution fees .........................................         91,911
     Administration fees .......................................         69,744
     Custody fees ..............................................         32,716
     Fund accounting fees ......................................         25,488
     Transfer agent fees .......................................         23,413
     Registration expense ......................................         22,647
     Audit fees ................................................         19,998
     Reports to shareholders ...................................         10,291
     Trustee fees ..............................................          5,895
     Legal fees ................................................          5,089
     Miscellaneous .............................................          4,159
     Insurance expense .........................................          1,600
                                                                    -----------
        Total expenses .........................................        609,362
                                                                    -----------
           NET INVESTMENT LOSS .................................       (269,030)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments .............................      1,609,919
  Net unrealized appreciation on investments ...................      3,238,632
                                                                    -----------
        Net realized and unrealized gain on investments ........      4,848,551
                                                                    -----------
           NET INCREASE IN NET ASSETS RESULTING FROM
            OPERATIONS .........................................    $ 4,579,521
                                                                    ===========

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                 March 31, 2000   March 31, 1999
                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .........................   $   (269,030)    $   (314,923)
  Net realized gain on investments ............      1,609,919        2,046,902
  Net unrealized appreciation on investments ..      3,238,632        4,264,975
                                                  ------------     ------------
     NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................      4,579,521        5,996,954
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ......................     (1,764,834)      (1,185,924)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived
   from net change in outstanding shares (a)...        515,236       (1,730,682)
                                                  ------------     ------------
     TOTAL INCREASE IN NET ASSETS .............      3,329,923        3,080,348

NET ASSETS
  Beginning of year ...........................     35,514,483       32,434,135
                                                  ------------     ------------
  END OF YEAR .................................   $ 38,844,406     $ 35,514,483
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                                       Year Ended              Year Ended
                                     March 31, 2000          March 31, 1999
                                ---------------------    ---------------------
                                Shares       Value       Shares       Value
                                ------       -----       ------       -----
Shares sold .................   307,090   $ 5,047,617    269,362   $ 3,954,932
Shares issued in reinvestment
 of distribution ............   107,614     1,689,535     89,705     1,185,898
Shares redeemed .............  (393,785)   (6,221,916)  (489,920)   (6,871,512)
                               --------   -----------   --------   -----------
Net increase (decrease)......    20,919   $   515,236   (130,853)  $(1,730,682)
                               ========   ===========   ========   ===========

See accompanying Notes to Financial Statements.

                                   HODGES FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                  Year Ended March 31,
                                               -------------------------------------------------------
                                                 2000        1999       1998         1997        1996
                                               -------     -------     ------      -------     -------
Net asset value, beginning of year .........   $ 16.79     $ 14.44     $13.20      $ 12.87     $ 11.55
                                               -------     -------     ------      -------     -------
Income from investment operations:
 Net investment loss .......................     (0.13)      (0.15)     (0.09)       (0.11)      (0.07)
 Net realized and unrealized
  gain on investments ......................      2.36        3.05       4.79         1.85        3.42
                                               -------     -------     ------      -------     -------
Total from investment operations ...........      2.23        2.90       4.70         1.74        3.35
                                               -------     -------     ------      -------     -------
Less distributions:
 From net realized gain ....................     (0.84)      (0.55)     (3.46)       (1.41)      (2.03)

Net asset value, end of year ...............   $ 18.18     $ 16.79     $14.44      $ 13.20     $ 12.87
                                               =======     =======     ======      =======     =======

Total return ...............................     14.13%      21.11%*    41.26%*      14.18%*     32.33%*

Ratios/supplemental data:
 Net assets, end of year (millions) ........   $  38.8     $  35.5     $ 32.4      $  19.4     $  13.3
 Ratio of expenses to average net assets ...      1.75%       1.92%      1.96%        2.14%       2.08%
 Ratio of net investment loss to average
  net assets ...............................     (0.77)%     (0.99)%    (0.76)%      (0.95)%     (0.61)%

 Portfolio turnover rate ...................    126.05%     129.86%     94.05%      115.77%     124.89%

* Sales load is not reflected in the total return numbers. Effective April 20, 1999 the Fund no longer imposed a sales load.

See accompanying Notes to Financial Statements.

NOTE 1 - ORGANIZATION

     Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT  ACCOUNTING  POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2000, the Fund decreased net realized gain by $269,030 due to the Fund experiencing a net investment loss during the year. Paid-in capital and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2000, Hodges Capital Management, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended March 31, 2000, the Fund incurred $296,411 in Advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million $30,000
          $15 to $50 million 0.20% of average daily net assets $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets Over $150 million 0.05% of average daily net assets

     For  the  year  ended  March  31,  2000,  the  Fund  incurred   $69,744  in
Administration fees.

     First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor. For the year ended March 31, 2000, the Distributor received as commissions $202 from the Fund in connection with its distribution of the Fund's shares and $49,440 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio. Effective April 20, 1999, the Fund no longer imposed a sales load on purchases. First Fund Distributors, Inc., an affiliate of the Administrator, serves as co-distributor of the Fund's shares.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the year ended March 31, 2000, the Fund paid fees of $91,911 to the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding U.S. Government obligations and short-term securities, for the year ended March 31, 2000, were $40,657,867 and $46,024,480, respectively.

================================================================================

                                     Advisor
                         HODGES CAPITAL MANAGEMENT, INC.
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (877) 232-1222

                                   Distributor
                          FIRST DALLASSECURITIES, INC.
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (800) 388-8512

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                 (800) 282-2340

                                    Auditors
                               TAIT, WELLER &BAKER
                         8 Penn Center Plaza, Suite 800
                         Philadelphia, Pennsylvania19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                        San Francisco, California 94104

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.